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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  May 31, 1994


                         LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                    13-3216325
(Commission File Number)          (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                   10285
(Address of principal                              (Zip Code)
executive offices)

                    Registrant's telephone number, including
                           area code: (212) 526-7000

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ITEM 8.  CHANGE IN FISCAL YEAR

         On March 28, 1994, the Board of Directors of Lehman Brothers Holdings Inc. ("Lehman Brothers") approved a change in its fiscal year-end from December 31 to November 30. Such a change was subject to the completion of the distribution (the "Distribution") by American Express Company ("American Express") to its common shareholders of record on May 20, 1994, of all of the common stock of Lehman Brothers, par value $.10 per share, that American Express held on the date of the Distribution. The change in the fiscal year-end became effective on May 31, 1994, the date on which the Distribution was effected.

         Lehman Brothers expects to file a Report on Form 10-Q for the quarterly period ending June 30, 1994 with the Securities and Exchange Commission (the "Commission") on or about August 14, 1994; and, in conjunction with its decision to change its fiscal year, Lehman Brothers anticipates that its financial statements for the transition period ending November 30, 1994, will be contained in a Report on Form 10-K which it expects to file with the Commission on or about February 28, 1995.






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                                   SIGNATURE



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                             LEHMAN BROTHERS HOLDINGS INC.




                                             BY:      /S/ ROBERT MATZA
                                                -------------------------
                                                ROBERT MATZA
                                                CHIEF FINANCIAL OFFICER
                                                (PRINCIPAL FINANCIAL OFFICER)



Date:  June 15, 1994





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